Goldman Sachs Global Energy Conference January 2011 Exhibit 99.1

Corporate Headquarters
Contacts
Plains Exploration & Production Company
700 Milam, Suite 3100
Houston, Texas 77002
Forward-Looking Statements
This presentation is not for reproduction or distribution to others without PXP’s consent.
Corporate Information
James C. Flores – Chairman, President & CEO
Winston M. Talbert – Exec. Vice President & CFO
Hance V. Myers – Vice President Investor Relations
Joanna Pankey – Manager, Investor Relations
& Shareholder Services
Phone: 713-579-6000
Toll Free: 800-934-6083
Email: investor@pxp.com
Web Site: www.pxp.com
Except for the historical information contained herein, the matters discussed in this presentation are “forward-looking statements” as defined by the Securities and Exchange Commission.  These statements involve certain assumptions PXP made based on its experience and perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate under the circumstances.
The forward-looking statements are subject to a number of known and unknown risks, uncertainties and other factors that could cause our actual results to differ materially.  These risks and uncertainties include, among other things, uncertainties inherent in the exploration for and development and production of oil and gas and in estimating reserves, the timing and closing of acquisitions and divestments, unexpected future capital expenditures, general economic conditions, oil and gas price volatility, the success of our risk management activities, competition, regulatory changes and other factors discussed in PXP’s filings with the SEC.
References to quantities of oil or natural gas may include amounts that the Company believes will ultimately be produced, but that are not yet classified as "proved reserves" under SEC definitions.

WTI NYMEX Historical Prices and
Forward Curves ($/bbl)
Source: Goldman Sachs, NYMEX
3
June 29, 2004
February 2, 2009
December 31, 2010
April 23, 2010
20
30
40
50
60
70
80
90
100
110
120
130
140
150
2004 2005 2006 2007 2008 2009 2010 2011 2012 2013
September 25, 2009
February 6, 2008
January 22, 2007

Revenue Per MCFE
3Q 2010
Revenue Per MCFE
(3)
PXP Gas Peer Group Avg.
(1)(2)
(1) Revenues for non oil and gas producing operations servicing third parties not included.
(2) Peer group average includes the following peers: COG, HK, RRC, SD, UPL. Source: Company filings.
(3) Excludes the impact of derivatives.

Debt-Adjusted Cash Operating Margin
(1)(8)
3Q 2010
$/Mcfe
Derivatives
Margin (Excl. Derivatives)
Interest
(7)
G&A
(6)
Production Costs
(5)
5
(1)
Debt-Adjusted Cash Operating Margin calculated as revenue (excluding hedging), less production expenses, less cash G&A (excluding capitalized G&A and noncash compensation), less interest
(excluding capitalized interest).
(2)
Revenues and expenses for non oil and gas producing operations servicing third parties not included.
(3)
Peer group average includes the following peers: COG, HK, RRC, SD, UPL. Source: Company filings.
(4)
Net of $0.15 per Mcfe loss on mark-to-market derivative contracts.
(5)
Includes transportation, gathering, production & ad valorem taxes and steam & electricity costs.
(6)
Excludes noncash compensation expense and capitalized G&A.
(7)
Excludes capitalized interest.
(8)
A reconciliation schedule for PXP is included in the Addendum PXP does not make any representations as to the accuracy of the information used to make the calculations or the conformity of these measures with those which may be prepared by the respective companies, and does not undertake to provide a GAAP reconciliation with respect to any non-GAAP financial measure which may be included in such information.

Strong Liquidity
With No Near Term Debt Maturities
Revolver
Availability
Senior
Notes
6
Revolver
Outstanding
(1) As of September 30, 2010 the revolver had $80 million of borrowings and $1.4 million letters of credit outstanding (prior to Eagle Ford Acquisition).
$1.32B
(1)
Available Liquidity
Millions ($)
$600
$565
$500
$400
$400
$300
0
500
1000
1500
2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020
MMR Stock
Plus
Net DW Proceeds

PXP Today
•
$6.5 billion enterprise value
(1)
•
360 MMBOE proved reserves YE 2009
•
90.6 MBOE per day production for 3Q 2010
•
+1.6 billion BOE resource potential
(2)
•
140.1 million shares outstanding
(3)
•
45% net debt-to-total capitalization
(3)(4)
(1) Reflects stock price and total debt as of September 30, 2010.
(2) Includes Eagle Ford acquisition and excludes Gulf of Mexico assets.
(3) As of September 30, 2010.
(4) Does not include 51 MM shares MMR common stock ($876 MM which represents the closing share price on 12/30/10 of $17.18 multiplied by 51 MM shares).

$1400 MM $1400 MM
$1100 MM
$1500 MM
$1200 MM
$1500 MM
0
25
50
75
100
125
150
175
200
2010 2011 2012 2013 2014 2015
$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
$3,500
$4,000
PXP
Operational Plan
PXP Net
Production
PXP Net
Cash Flow
(1)(2)
Capital Cash Flow Production
8
(1) Net revenue minus net expenses.
(2) Assumes Strip pricing in 2010, $85/Bbl of oil and natural gas pricing of $5.00/MMBtu in 2011, $85/Bbl of oil and natural gas pricing of $5.50/MMBtu in 2012, and $86/Bbl of oil and natural gas pricing of $6.00/MMBtu 2013 and beyond.
Includes Eagle Ford acquisition and excludes Gulf of Mexico assets, shallow water as of 12/30/2010 and deepwater as of 1/1/2011

Proved Reserves Target Growth 64% 64% 53% 53% 57% 57% Proved Developed Proved Undeveloped 9 50% 50% 51% 51% (1) Illustrates estimated reserves using NYMEX pricing. 360 415 (1) 520 (1) 602 (1) 705 (1)

2009 2011 2010
Capex Profile
Oil vs. Gas
Operated vs. Non-Operated
2009 2011 2010
Oil + Liquids
Gas + Exploration
Operated
Non-operated

Includes Eagle Ford acquisition and excludes Gulf of Mexico assets, shallow water as of 12/30/2010 and deepwater as of 1/1/2011.

Development
(1)
Haynesville
California
Other Capital
(1)
Capital Allocation
Capital Program
2010E
$1.1 Billion
2011E
$1.2 Billion
(1) Includes development, exploitation, real estate, capitalized interest and G&A costs but does not include additional capital for exploratory successes.
Exploration capital is defined as discovery and dry hole costs.
Exploration
Haynesville
Eagle Ford
Granite Wash

Operational Strategy
Focused Oil Growth Strategy
•
Operate substantially all oil assets
•
Maintain total company liquids volumes between 50% and 60% of total production
•
Hedging strategy protects high oil margins that preserve excellent returns
Targeted High Liquids/Natural Gas Strategy
•
Granite Wash development focusing on high liquids and highest rate of return wells
•
Haynesville Shale development drilling continues for our Held By
Production (HBP) program

Asset Rotation to Onshore 13

Oil Assets 14

California
Onshore/Offshore
Los
Angeles
Basin
Los
Angeles
Basin
San Joaquin
Valley
San Joaquin
Valley
Arroyo
Grande
Arroyo
Grande
Pt Pedernales
Pt Arguello
•
215 MMBOE Net Proved Reserves
•
275 MMBOE Net Development
Resource Potential
•
68% Proved Developed
•
2009 Capex $92 MM; 2010E Capex
$166 MM
•
14 yr R/P
•
2,500+ future well locations
•
Price differentials protected by
contract
The shaded areas are for illustrative purposes only and do not reflect actual leasehold acreage.

California
Operational Plan
January 1, 2010 Project Cost Forward F&D: $9.87/BOE
(2)
PXP Interest:                                                    98% WI / 86% NRI
Potential Net Locations: 2,500+
Proved Net Reserves:                                             215 MMBOE
Net Development Resource Potential:
275 MMBOE
Average Gross Well Cost:
$1.2 MM
Average Gross EUR per Well: 135 MBOE
$358 MM $359 MM
$166 MM
$291 MM
$271 MM
$371 MM
0
15
30
45
60
75
90
2010 2011 2012 2013 2014 2015
$0
$200
$400
$600
$800
$1,000
$1,200
PXP Net
Production
PXP Net
Cash Flow
(1)(2)
(1) Net revenue minus net operating expenses.
(2) Assumes Strip pricing in 2010, $85/Bbl of oil and natural gas pricing of $5.00/MMBtu in 2011, $85/Bbl of oil and natural gas pricing of $5.50/MMBtu in 2012, and $86/Bbl of oil and natural gas pricing of $6.00/MMBtu 2013 and beyond.

Capital Cash Flow Production

Eagle Ford Horizontal Oil Play
•
PXP acreage position
~60,000 net acres
•
4 to 6 rigs running in 2011
•
Depth to Eagle Ford Top
~9,500' - 11,500' TVD
TEXAS
Walker
Kimble
Lee Travis
Milam
Llano
Burnet
Mason
Gillespie
Grimes
Matagorda
Williamson
Fort Bend
Brazos
Waller
Burleson
Webb
Duval
Frio
Kerr
Edwards
Bee
Uvalde
Bexar
Zavala
Medina
Dimmit
La Salle
Real
Maverick
Lavaca
Goliad
Atascosa
Hays
Fayette
Wharton
De Witt
Live Oak
Wilson
Victoria
McMullen
Bastrop
Gonzales
Nueces
Colorado
Karnes
Kleberg
Blanco
Bandera
Austin
Jackson
Refugio
Comal
Jim Wells
Kendall
Guadalupe
Caldwell
San Patricio
Washington
Calhoun
Aransas
Location Map

The shaded area is for illustrative purposes only and do not reflect actual leasehold acreage.

$349 MM
$424 MM
$17 MM
$426 MM
$277 MM
$396 MM
0
5
10
15
20
25
30
2010 2011 2012 2013 2014 2015
$0
$150
$300
$450
$600
$750
$900
Eagle Ford
Operational Plan
PXP Net
Production
PXP Net
Cash Flow (1)(2)
18
Capital Cash Flow Production
(1) Net revenue minus net expenses.
(2) Assumes Strip pricing in 2010, $85/Bbl of oil and natural gas pricing of $5.00/MMBtu in 2011, $85/Bbl of oil and natural gas pricing of $5.50/MMBtu in 2012, and $86/Bbl of oil and natural gas pricing of $6.00/MMBtu 2013 and beyond.
September 1, 2010 Project Cost Forward F&D: $18.81/BOE
PXP Interest:                                                    73% WI/  56% NRI
Potential Net Locations: 500
Net Development Resource Potential:
175 MMBOE
Average Gross Well Cost:
$7.00 MM
Average Gross Resource Potential per Well: 483 MBOE

Mowry Shale Horizontal Oil Play
Big Horn Basin, Wyoming
•
PXP acreage position
54,000 net acres
•
Proven Source Rock
•
Petrophysical characteristics
of successful oil shale plays
•
Depth Range
~6,000' to 10,000'
•
Shale Thickness Range
~250' to 400'
•
Currently drilling initial well
Legend
PXP ACREAGE
USGS OIL FAIRWAY
Location Map
Mowry Gas
Production
Mowry Oil
Production
USGS Oil Fairway

Legend
PXP ACREAGE
PXP
MONTEREY
PRODUCTION
OXY DISCOVERY
VENOCO ACTIVITY
*
• PXP acreage position
86,000 net acres
• Acquiring 3D seismic data
over key assets
• Exploratory wells planned
in 2011
Monterey Shale Oil Play
Location Map
Los Angeles Basin
Los Angeles Basin
Point Pedernales
Point Arguello
Rocky Point
Arroyo Grande
Lompoc
Cymric
Belridge
McKittrick
Midway Sunset
Urban Area
Las Cienegas
Inglewood
Montebello
Pescado
Hondo
San Joaquin Basin
San Joaquin Basin
Santa Maria Basin
Santa Maria Basin
*
Jesus Maria

Natural Gas Assets 21

PRODUCING AWAITING COMPLETION 2010 DRILL LOCATIONS ACTIVE DRILLING Haynesville Shale Activity Map Location Map Legend 22

Haynesville Shale
Operational Plan
PXP Net
Production
PXP Net
Cash Flow (1)(3)
$312 MM
$319 MM
$336 MM
$222 MM
$232 MM
$317 MM
0
15
30
45
60
2010 2011 2012 2013 2014 2015
$0
$200
$400
$600
$800
January 1, 2010 Project Cost Forward F&D: $8.24/BOE
(3)
or $1.37/Mcfe
(1) Net revenue minus net expenses.
(2) Assumes D&C costs for first 4 years = $7.5 MM per well, after 4 years = $6 MM per well.
(3) Assumes Strip pricing in 2010, $85/Bbl of oil and natural gas pricing of $5.00/MMBtu in 2011, $85/Bbl of oil and natural gas pricing of $5.50/MMBtu in 2012, and $86/Bbl of oil and natural gas pricing of $6.00/MMBtu 2013 and beyond.
PXP Interest:                                                    20% WI / 15% NRI
Net Acreage:
105,000
Potential Net Locations:                                        1,400
Net Resource Potential:
6.8 Tcfe
Average Gross Well Cost:
$7.5 MM
(2)
Average Gross EUR per Well: 6.5 Bcfe

Capital Cash Flow Production

Granite Wash Horizontal Play
Recent High-Rate Completions
PXP LEASES
PXP WELLS
Producing Horizontal
Wells
Custer
Washita
•
PXP acreage position
19,700 net acres
•
Five rigs currently operating
•
150 Granite Wash Locations
(PXP WI 88%)
•
Industry ROI 39% @
$5.00/MMBtu & $75/bbl
Legend
Location Map
NW. Mendota Area
Buffalo
Wallow Area
PXP Hanson #29-2H 19MMCFED
10.4 MMCFD/344 BOPD/1076 NGL
Marvin
Lake Area
PXP Britt #9026H
Drilling
PXP Thomas #1003H
WOC
PXP Thomas #903H 28 MMCFED
12.2 MMCFD/1373 BOPD/1311 NGL
PXP Sanders #74-1H 15 MMCFED
8.2 MMCFD/358 BOPD/773 NGL
Thomas #1103H
WOC
JO Well #96-6H
WOC
PXP Hanson #40-4H 29 MMCFED
15.4 MMCFD/746 BOPD/1532 NGL
PXP Cook #39-2H
WOC
PXP Hanson #29-3H
Drilling
24
Moore #63-6H
Drilling
PXP Hanson #29-5H
Drilling
PXP Britt #4027H
Drilling

$105MM
$106MM
$97MM $132MM
$193MM
$172MM
0
6
12
18
24
30
2010 2011 2012 2013 2014 2015
$0
$100
$200
$300
$400
$500
PXP Net
Production
PXP Net
Cash Flow (1)(2)
Granite Wash Horizontal Potential
Operational Plan
(1) Net revenue minus net expenses.
(2) Assumes Strip pricing in 2010, $85/Bbl of oil and natural gas pricing of $5.00/MMBtu in 2011, $85/Bbl of oil and natural gas pricing of $5.50/MMBtu in 2012, and $86/Bbl of oil and natural gas pricing of $6.00/MMBtu 2013 and beyond.
25
Capital Cash Flow Production
January 1, 2010 Project Cost Forward F&D: $9.79/BOE or $1.62/Mcfe
(2)
PXP Interest:                                                    88% WI / 70% NRI
Net Acreage:
19,700
Potential Locations:                                             152
Net Resource Potential:
113.2 MMBOE
Average Gross Well Cost:
$8.2 MM
Average Gross EUR per Well: 1.1 MMBOE

+1.6 Billion BOE Resource Potential
Potential Reserves
950 MMBOE
275 MMBOE
175 MMBOE
100 MMBOE
10 MMBOE
Region
Haynesville
California
Eagle Ford
Granite Wash
Rockies
Potential Reserves
90 MMBOE
30 MMBOE
Region
Mowry Shale
Monterey Shale

PXP Targets Over Next 3
Years
•
Grow reserves 15% to 20% per year over the
next 3 years
•
Grow production 10% to 15% per year over the
next 3 years
•
Efficiently manage business focusing on cost
reduction and profitability
•
Maintain conservative balance sheet with active
hedging program
•
Focus drilling on high liquid development projects
to increase total percentage of oil production

Addendum 28

Full-Year 2011 Operating and
Financial Guidance

Year Ended
December 31, 2011
Production Volumes (MBOE/day)
Production volumes sold 95.0
—
100.0
% Oil 50%
—
52%
% Gas 50%
—
48%
Price Realization % Index (Unhedged)
Oil - NYMEX 84%
—
86%
Gas - Henry Hub 93%
—
95%
Production Costs per BOE
Lease operating expense $   7.90
—
$   8.30
Steam gas costs (1) $   1.90
—
$   2.85
Electricity $   1.20
—
$   1.50
Production and ad valoremtaxes (2) $   1.70
—
$   2.00
Gathering and transportation $   1.90
—
$   2.10
Depreciation, Depletion and Amortization per BOE (3)
General and Administrative Expenses (in millions)
Cash $      96
—
$    101
Stock based compensation (4) $      38
—
$      43
Interest Expense
Average revolver balance 30 Day LIBOR + 1.75%—2.75%
$600 Million Senior Notes 7.750%
$565 Million Senior Notes 10.000%
$500 Million Senior Notes 7.000%
$400 Million Senior Notes 7.625%
$400 Million Senior Notes 8.625%
$300 Million Senior Notes 7.625%
Effective Tax Rate 42%
—
44%
Weighted Average Equivalent Shares Outstanding (in thousands)
Basic 141,600
Diluted 142,900
Targeted Capital Expenditures (in millions) (5) $    1,200

Full-Year 2011 Operating and
Financial Guidance

Derivative Instruments
Crude Oil Put options-2011
(6)
Bbls / day 31,000
Floor $80.00
Floor Limit $60.00
Option premium and interest ($/Bbl) $5.023
Crude Oil Three-way Collars - 2011
(7)
Bbls / day 9,000
Ceiling $110.00
Floor $80.00
Floor Limit $60.00
Option premium and interest ($/Bbl) $1.00
Crude Oil Put options-2012
(6)
Bbls / day 40,000
Floor $80.00
Floor Limit $60.00
Option premium and interest ($/Bbl) $6.087
Natural Gas Three-way Collars - 2011
(8)
MMBtu / day 200,000
Ceiling $4.92
Floor $4.00
Floor Limit $3.00
Option premium and interest ($/MMBtu) -
Natural Gas Put options-2012
(9)
MMBtu / day 160,000
Floor $4.30
Floor Limit $3.00
Option premium and interest ($/MMBtu) $0.294

Full-Year 2011 Operating and
Financial Guidance

(1)
Steam gas costs assume a base SoCal Border index price of $4.81 per MMBtu.
The purchased volumes are anticipated to be 42,000 - 45,000 MMBtu per day.
(2)
Production and ad valorem taxes assume base index prices of $85.00 per barrel and $5.00 per MMBtu.
(3)
Will provide at the time we report year-end reserves.
(4)
Based on current outstanding and projected awards and current stock price.
(5)
Includes capitalized interest and general and administrative expenses.
(6)
If the index price is less than the $80 per barrel floor, we receive the difference between the $80 per barrel floor and the index price up to a maximum of $20 per barrel less the option premium.  If the index price is at or above $80 per barrel, we pay only the option premium.
(7)
If the index price is less than the $80 per barrel floor, we receive the difference between the $80 per barrel floor and the index price up to a maximum of $20 per barrel less the option premium. We pay the difference between the index price and $110 per barrel plus the option premium if the index price is greater than the $110 per barrel ceiling. If the index price is at or above $80 per barrel but at or below $110 per barrel, we pay only the option premium.
(8)
If the index price is less than the $4.00 per MMBtu floor, we receive the difference between the $4.00 per MMBtu floor and the index price up to a maximum of $1.00 per MMBtu. We pay the difference between the index price and $4.92 per MMBtu if the index price is greater than the $4.92 per MMBtu ceiling. If the index price is at or above $4.00 per MMBtu but at or below $4.92 per MMBtu, no cash settlement is required.
(9)
If the index price is less than the $4.30 per MMBtu floor, we receive the difference between the $4.30 per MMBtu floor and the index price up to a maximum of $1.30 per MMBtu less the option premium. If the index price is at or above $4.30 per MMBtu, we pay only the option premium.

(Millions)
3 mo. Ended
9/30/10
3 mo. Ended
9/30/09
Revenues $     387.8 $     312.2
Production Costs (119.3) (100.1)
General & Administrative Expenses (34.3) (36.4)
DD&A & Accretion Expense (137.6) (105.3)
Other Operating Income 0.5 4.4
Income From Operations $       97.1 $       74.8
Income Before Income Taxes $       29.2 $       72.6
Net Income $       18.8 $       39.3
Earnings Per Share - diluted $       0.13 $       0.30
Income Statement Summary

Reconciliation of Debt-Adjusted Cash Operating Margin
(Non-GAAP) to Net Cash Provided by Operating Activities (GAAP)
The following table reconciles the debt-adjusted operating margin (non-GAAP) to the net cash provided by operating activities (GAAP) for the three months ended September 30, 2010. Management believes this presentation may be useful to investors.  PXP management uses this information for comparative purposes within the industry and as a means to measure cash generated by our oil and gas production and the ability to fund, among other things, capital expenditures and acquisitions.  This measure is not intended to replace the GAAP statistic but rather to provide additional information that may be helpful in evaluating the Company's operational trends and performance.
Debt-adjusted operating margin is calculated by adjusting gross margin to include general & administrative expenses, interest expense and realized losses on mark-to-market derivative contracts and to exclude depreciation, depletion, and amortization expense (DD&A) and noncash compensation expense.
Three Months
Ended
September 30,
2010 Per MCFE
(In Millions)
Oil and gas revenues $            386.9 $                7.74
Production expenses (117.9) (2.36)
Oil and Gas related DD&A & impairments (129.1) (2.58)
Gross margin (GAAP) 139.9 2.80
Oil and Gas related DD&A & impairments 129.1 2.58
General & administrative (34.3) (0.68)
Noncash compensation 12.0 0.24
Interest expense, net of capitalized interest (26.5) (0.53)
Realized loss on mark-to-market derivative contracts (7.4) (0.15)
Debt adjusted cash operating margin (Non-GAAP) $            212.8 $                4.26
Net cash provided by operating activities (GAAP) $            202.7 $                4.05
Changes in operating assets & liabilities 96.5 1.93
Noncash and other income items (71.6) (1.42)
Realized loss on mark-to-market derivative contracts (7.4) (0.15)
Current income taxes attributable to derivative contracts (7.4) (0.15)
Debt adjusted cash operating margin (Non-GAAP) $            212.8 $                4.26

34